As filed with the Securities and Exchange Commission on February 28, 2024
1933 Act File
No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-2

REGISTRATION STATEMENT	☒
UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

GLADSTONE INVESTMENT CORPORATION
(Registrant Exact Name as Specified in Charter)

1521 Westbranch Drive, Suite 100
McLean
, Virginia 22102
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
Registrant’s Telephone Number, Including Area Code:
(
70
3) 287-5800
David Gladstone
Chairman and Chief Executive Officer
Gladstone Investment Corporation
1521 Westbranch Drive, Suite 100
McLean, Virginia 22102
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

COPIES TO:
William J. Tuttle, P.C.
Erin M. Lett
Kirkland & Ellis LLP
1301 Pennsylvania Ave, N.W.
Washington, D.C. 20004
Tel: (202)
389-5000

Approximate date of commencement of proposed public offering:
From time to time after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c).
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934.

☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 28, 2024
PRELIMINARY PROSPECTUS

$450,000,000
COMMON STOCK
PREFERRED STOCK
DEBT SECURITIES
SUBSCRIPTION RIGHTS
WARRANTS
We may offer, from time to time, up to $450,000,000 of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, debt securities, subscription rights, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or concurrent, separate offerings of these securities (collectively, “Securities”), in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the holders of the majority of our outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.
We operate as an externally managed,
closed-end,
non-diversified
management investment company and have elected to be treated as a business development company (“BDC”) under the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.
Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers,
“at-the-market”
to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “
Plan of Distribution
.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol “GAIN.” As of February 23, 2024, the last reported sales price of our common stock was $14.28 per share and the net asset value per share of our common stock on December 31, 2023 (the last date prior to the date of this prospectus as of which we determined our net asset value per share) was $13.01.
The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
An investment in our Securities involves certain risks, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. Common shares of closed-end
investment companies, including BDCs, frequently trade at a discount to their net asset value per share. If our shares trade at a discount to their net asset value, this will likely increase the risk of loss to purchasers of our shares. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in, or incorporated by reference into, the section titled “
Risk Factors
” beginning on page 5 of this prospectus or included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.
This prospectus contains information you should know before investing in our Securities, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the SEC and can be accessed at its website at
www.sec.gov
. This information is also available free of charge or you may make stockholder inquiries by writing to us at Investor Relations, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, by calling our toll-free investor relations line at
1-866-214-7543
or on our website at
 http://www.gladstoneinvestment.com
. See “
Additional Information
.” Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
The SEC has not approved or disapproved these Securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
    , 2024

We have not authorized any dealer, salesperson or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. We take no responsibility for any information or representation not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained or incorporated by reference in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates. We will update these documents to reflect material changes only as required by law.
This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $450,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained or incorporated by reference in this prospectus. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “
Additional Information
,” “
Incorporation of Certain Documents by Reference
” and “
Risk Factors
” before you make an investment decision.
PROSPECTUS SUMMARY
The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Capital” refers to Gladstone Capital Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Affiliated Public Funds” refers collectively to Gladstone Commercial, Gladstone Capital and Gladstone Land.
General
We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end,
non-diversified
management investment company and have elected to be treated as a BDC under the 1940 Act. For U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code.
Our shares of common stock, our 5.00% Notes due 2026 (“5.00% 2026 Notes”), our 4.875% Notes due 2028 (“4.875% 2028 Notes”) and our 8.00% Notes due 2028 (“8.00% 2028 Notes”) are traded on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbols “GAIN,” “GAINN,” “GAINZ” and “GAINL,” respectively.
Investment Objectives and Strategy
We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, generally in combination with the aforementioned debt securities, that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with individual investments generally totaling up to $75 million, although investment size may vary depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 75% in debt investments and 25% in equity investments, at cost. As of December 31, 2023, our investment portfolio was comprised of 76.6% in debt investments and 23.4% in equity investments, at cost.
We focus on investing in lower middle market private businesses (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $4 million to $15 million) in the U.S. that meet certain criteria, including: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, though there can be no assurance that we will always have these rights. We invest in portfolio companies that seek funds for management buyouts and/or growth capital to finance acquisitions, recapitalize or, to a lesser extent, refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.
We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the
“Co-Investment
Order”) that expanded our ability to
co-invest,
under certain circumstances, with certain of our affiliates, including Gladstone Capital and any future BDC or closed-end
management investment company that is advised (or
sub-advised
if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the
Co-Investment
Order. We believe the
Co-Investment
Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors,
whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.
In general, our investments in debt securities have a term of five years, accrue interest at variable rates (generally based on one-month
term Secured Overnight Financing Rate (“SOFR”), or, historically, the
30-day
London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or, to a lesser extent, deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the portfolio company. Some debt securities may have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called
“paid-in-kind”
(“PIK”) interest. As of December 31, 2023, we did not have any securities with a PIK feature.
Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase any of the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. From our initial public offering in June 2005 through December 31, 2023, we invested in 58 companies, excluding investments in syndicated loans.
We expect that our investment portfolio will continue to primarily include the following three categories of investments in private companies in the U.S.:

•
Secured First Lien Debt Securities:
We seek to invest a portion of our assets in secured first lien debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses secured first lien debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

•
Secured Second Lien Debt Securities:
We seek to invest a portion of our assets in secured second lien debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These secured second lien debt securities rank junior to the borrower’s secured first lien debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests, in connection with these second lien secured debt securities.

•	Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities, which consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity of the businesses in which we invest.

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets” and generally include each of the investment types listed above, unless, at the time the acquisition is made, qualifying assets (other than certain assets related to our operations) represent at least 70.0% of our total assets. See “—
 Regulation as a BDC — Qualifying Assets
” in our most recently filed Annual Report on Form
10-K
for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.
We expect that most, if not all, of the debt securities we acquire will not be rated by a rating agency. Investors should assume that these loans would be rated below what is considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments.
Our Investment Adviser and Administrator
We are externally managed by the Adviser, an affiliate of ours, under an investment advisory and management agreement and another of our affiliates, the Administrator, provides administrative services to us pursuant to a contractual agreement. Each of the Adviser and the Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.
The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is an SEC registered investment adviser under the Investment Advisors Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C., at 1521 Westbranch Drive, McLean, Virginia 22102. The Adviser also has offices in other states.
At a special meeting of stockholders held on January 4, 2024, our stockholders approved a new investment advisory agreement (the “New Advisory Agreement”) between us and the Adviser in connection with an anticipated change in control of the Adviser. The Adviser was organized as a corporation under the Delaware General Corporation Law on July 2, 2002. From inception, the Adviser has been 100% indirectly owned and controlled by David Gladstone. David Gladstone owns 100% of the voting and economic interests of The Gladstone Companies, Ltd., which in turn owns 100% of the voting and economic interests of The Gladstone Companies, Inc., which in turn owns 100% of the voting and economic interests of the Adviser. Immediately after approval by the stockholders of Gladstone Capital of a similar proposal on January 24, 2024, the Adviser entered into a voting trust agreement (the “Voting Trust Agreement”), among David Gladstone, Lorna Gladstone, Laura Gladstone, Kent Gladstone and Jessica Martin, each as a trustee and collectively, as the board of trustees of the voting trust (the “Voting Trust Board”), the Adviser and certain stockholders of the Adviser, pursuant to which David Gladstone deposited all of his indirect interests in the Adviser, which represented 100% of the voting and economic interests thereof, with the voting trust.
Pursuant to the Voting Trust Agreement, prior to its Effective Date (as defined below) David Gladstone will, in his sole discretion, have the full, exclusive and unqualified right and power to vote in person or by proxy all of the shares of common stock of the Adviser deposited with the voting trust at all meetings of the stockholders of the Adviser in respect of any and all matters on which the stockholders of the Adviser are entitled to vote under the Adviser’s certificate of incorporation or applicable law, to give consents in lieu of voting such shares of common stock of the Adviser at a meeting of the stockholders of the Adviser in respect of any and all matters on which stockholders of the Adviser are entitled to vote under its certificate of incorporation or applicable law, to enter into voting agreements, waive notice of any meeting of stockholders of the Adviser in respect of such shares of common stock of the Adviser and to grant proxies with respect to all such shares of common stock of the Adviser with respect to any lawful corporate action (collectively, the “Voting Powers”). Commencing on the Effective Date, the Voting Trust Board shall have the full, exclusive and unqualified right and power to exercise the Voting Powers. Each member of the Voting Trust Board shall hold 20% of the voting power of the Voting Trust Board as of the Effective Date. The “Effective Date” shall occur on the earliest of (i) the death of David Gladstone, (ii) David Gladstone’s election (in his sole discretion) and (iii) January 24, 2025 (one year from the date the Voting Trust Agreement is entered into).
As the Effective Date could occur at any time on or before January 24, 2025, for any investor who purchases shares of our capital stock between the date of filing of the registration statement of which this prospectus forms part and the Effective Date, the investment advisory agreement in place at the time of their purchase will automatically terminate on the Effective Date in connection with the change of control and we and the Adviser will enter into the New Advisory Agreement on such date. However, any shares purchased between the filing of the registration statement of which this prospectus forms a part and the Effective Date will not have the right to vote with respect to such change.

FEES AND EXPENSES
The information contained under the caption “
Fees and Expenses
” in Part II. Item 5 of our most recent Annual Report on Form 10-K is incorporated by reference herein.
FINANCIAL HIGHLIGHTS
The information contained in
 Note 12. Financial Highlights
 to the audited financial statements in Part II. Item 8 of our most recent Annual Report on Form 10-K is incorporated by reference herein.
SENIOR SECURITIES
The information contained under the caption “
Senior Securities
” in Part II. Item 5 of our most recent Annual Report on Form 10-K is incorporated by reference herein.
RISK FACTORS
An investment in any Securities offered pursuant to this prospectus involves substantial risks. You should carefully consider the risk factors incorporated by reference herein from our most recent Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q and the other information contained in this prospectus, as updated, amended or superseded by our subsequent filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the risk factors and other information contained in any accompanying prospectus supplement before acquiring any of such Securities. The occurrence of any of these risks could materially and adversely affect our business, prospects, financial condition, results of operations and cash flow and might cause you to lose all or part of your investment in the offered Securities. Much of the business information, as well as the financial and operational data contained in our risk factors, is updated in our periodic reports filed with the SEC pursuant to the Exchange Act, which are also incorporated by reference into this prospectus. Although we believe the risk factors described in such documents are the principal risk factors associated with an investment in our Securities as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours, please be aware that these are not the only risks we face and there may be additional risks that we do not presently know of or that we currently consider not likely to have a significant impact. New risks may emerge at any time and we cannot predict such risks or estimate the extent to which they may affect our business or our financial performance. Please also refer to “Special Note Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with the Adviser and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest,
among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

•	changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, David Dullum or Terry Lee Brubaker;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates, regulation or the general economy, including inflation;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	changes in governmental regulations, tax rates and similar matters;

•	our ability to exit investments in a timely manner;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	those factors described or incorporated by reference in the “ Risk Factors ” section of this prospectus and any accompanying prospectus supplement.
We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from our historical performance. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports we have filed, or in the future may file, with the SEC, including annual reports on Form
10-K,
quarterly reports on Form
10-Q
and current reports on Form
8-K.
The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS
Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down outstanding debt (which may include borrowings under our revolving credit facility with KeyBank National Association, as administrative agent (as amended, the “Credit Facility”)), if any, then to make investments in accordance with our investment objectives and strategy, with any remaining proceeds to be used for other general corporate purposes. We intend to re-borrow
under our Credit Facility to make investments in portfolio companies in accordance with our investment objectives and strategy depending on the availability of appropriate investment opportunities and market conditions. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.
BUSINESS
The information contained under the caption “
Business
” in Part I. Item 1 of our most recent Annual Report on Form 10-K is incorporated by reference herein.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained under the captions “
Management’s Discussion and Analysis of Financial Condition and Results of Operations
” in Part II. Item 7 of our most recent Annual Report on Form 10-K and in Part I. Item 2 of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.
PRICE RANGE OF COMMON STOCK
The information contained under the caption “
Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
” in Part II. Item 5 of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO COMPANIES
The following table sets forth certain information as of December 31, 2023, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment objectives and strategies and our investment policies and procedures described in this prospectus. Under the 1940 Act, we may not acquire any non-qualifying
assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2023, our investment in Funko Acquisition Holdings, LLC was considered a non-qualifying
asset under Section 55 of the 1940 Act and represented less than 0.1% of total investments, at fair value.

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)
NON-CONTROL/NON-AFFILIATE INVESTMENTS:
Brunswick Bowling Products, Inc. 525 West Laketon Ave. Muskegon, MI 49441	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt		17,700	17,700
		Secured First Lien Term Debt		6,850	6,850
		Preferred Stock	75.9%	6,653	43,599

				31,203	68,149
Dema/Mai Holdings, Inc. 7384 S Alton Way, Suite 203 Centennial, CO 80112	Building and Real Estate	Secured First Lien Term Debt		38,250	38,250
		Preferred Stock	45.5%	21,000	26,102

				59,250	64,352
Diligent Delivery Systems 333 N. Sam Houston Parkway E., Suite 100 Houston, TX 77060	Cargo Transport	Secured Second Lien Term Debt		13,000	13,000
		Common Stock Warrants	8.0%	500	500

				13,500	13,500
Educators Resource, Inc. 2575 Schillinger Rd. North Semmes, AL 36575	Healthcare, Education, and Childcare	Secured First Lien Term Debt		20,000	20,000
		Preferred Stock	55.0%	8,560	30,237

				28,560	50,237
The E3 Company, LLC 301 Marvin A. Smith Rd. Kilgore, TX 75662	Oil and Gas	Secured First Lien Line of Credit		1,000	1,000
		Secured First Lien Term Debt		33,750	33,750
		Preferred Stock	70.4%	11,233	11,233

				45,983	45,983
Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and Non-Durable Consumer Products (Manufacturing Only)	Common Stock	0.001%	21	22

				21	22

Galaxy Technologies Holdings, Inc. 1111 Industrial Rd. Winfield, KS 67156	Aerospace and Defense	Secured Second Lien Term Debt		6,900	6,900
		Secured Second Lien Term Debt		18,796	18,796
		Common Stock	65.9%	11,513	58

				37,209	25,754
Ginsey Home Solutions, Inc. 2078 Center Square Rd. Swedesboro, NJ 08085	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt		12,200	12,153
		Preferred Stock	94.9%	9,583	—
		Common Stock	78.5%	8	—

				21,791	12,153
Home Concepts Acquisition, Inc. 1378 Camino Rio Verde Santa Barbara, CA 93111	Printing and Publishing	Secured First Lien Line of Credit		1,500	1,500
		Secured First Lien Term Debt		12,000	12,000
		Preferred Stock	47.6%	3,275	1,710

				16,775	15,210
Horizon Facilities Services, LLC 5235 Oakview Dr. Allentown, PA 18104	Diversified/Conglomerate Service	Secured First Lien Term Debt		57,700	57,700
		Preferred Stock	55.8%	—	5,382

				57,700	63,082
Mason West, LLC 1601 E. Miraloma Ave Placentia, CA 92870	Diversified/Conglomerate Service	Secured First Lien Term Debt		25,250	25,250
		Preferred Stock	43.6%	11,206	20,146

				36,456	45,396
Nocturne Villa Rentals, Inc. 28 Pelham St. Newport, RI 02840	Hotels, Motels, Inns and Gaming	Secured First Lien Line of Credit		4,000	4,000
		Secured First Lien Term Debt		61,100	61,100
		Preferred Stock	53.6%	6,600	15,457

				71,700	80,557
Phoenix Door Systems, Inc. 7390 Union Centre Blvd. West Chester, OH 45014	Diversified/Conglomerate Manufacturing	Secured First Lien Line of Credit		2,750	2,750
		Secured First Lien Term Debt		3,200	2,544
		Common Stock	23.5%	1,830	—

				7,780	5,294

Schylling, Inc. 21 High Street, Suite 400 North Andover, MA 01845	Leisure, Amusement, Motion Pictures, and Entertainment	Secured First Lien Term Debt		27,981	27,981
		Preferred Stock	51.4%	4,000	10,375
				31,981	38,356
SFEG Holdings, Inc. 4433 South Dr. Houston, TX 77053	Machinery (Non-agriculture, Non-construction, Nonelectronic)	Secured Second Lien Term Debt		54,644	54,644
		Common Stock	96.8%	30,746	37,649

				85,390	92,293
Total Non-Control/Non-Affiliate Investments (represents 68.7% of total investments at fair value)				$545,299	$620,338

AFFILIATE INVESTMENTS:
B+T Group Acquisition, Inc. 1717 Boulder Ave #300 Tulsa, OK 74119	Telecommunications	Secured First Lien Line of Credit		$2,800	$2,800
		Secured First Lien Term Debt		14,000	6,081
		Preferred Stock	64.5%	4,722	—
		Common Stock Warrants	3.5%	—	—

				21,522	8,881
ImageWorks Display and Marketing Group, Inc. 415 Wachovia Street Winston-Salem, NC 27101	Diversified/Conglomerate Services	Secured First Lien Term Debt		22,000	22,000
		Preferred Stock	50.4%	6,749	1,855

				28,749	23,855
J.R. Hobbs Co.—Atlanta, LLC 2021 Cedars Rd., Suite 100 Lawrenceville, GA 30043	Diversified/Conglomerate Services	Secured First Lien Line of Credit		5,000	2,670
		Secured First Lien Term Debt		16,500	8,810
		Secured First Lien Term Debt		26,000	13,882
		Secured First Lien Term Debt		2,438	1,301
		Preferred Stock	77.9%	10,920	—

				60,858	26,663
The Maids International, LLC. 9394 West Dodge Rd, Suite 140 Omaha, NE 68114	Diversified/Conglomerate Services	Secured First Lien Term Debt		28,560	28,560
		Preferred Stock	70.8%	6,640	6,392

				35,200	34,952

Nth Degree Investment Group, LLC 3237 Satellite Blvd, Building 300, Suite 600 Duluth, GA 30096	Diversified/Conglomerate Service	Secured Second Lien Term Debt		25,000	24,884
		Common Stock	14.0%	6,219	36,309

				31,219	61,193
Old World Christmas, Inc. PO Box 8000 Spokane, WA 99203	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt		43,000	43,000
		Preferred Stock	82.8%	—	32,595

				43,000	75,595
PSI Molded Plastic, Inc. 5 Wickers Drive Wolfeboro, NH 03894	Chemicals, Plastics, and Rubber	Secured First Lien Term Debt		26,618	19,256
		Preferred Stock	70.1%	19,730	—

				46,348	19,256
Utah Pacific Bridge & Steel, Ltd. 50 North Geneva Rd. Lindon, UT 84042	Mining, Steel, Iron and Non-Precious Metals	Secured First Lien Term Debt		18,250	18,250
		Preferred Stock	67.5%	6,000	9,581

				24,250	27,831
Total Affiliate Investments (represents 30.8% of total investments at fair value)				$291,146	$278,226

CONTROL INVESTMENTS:
Edge Adhesives Holdings, Inc. 3709 Grove City Rd. Grove City, OH 43123	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt		$9,210	$4,244
		Preferred Stock	37.7%	8,199	—

				17,409	4,244
The Mountain Corporation 59 Optical Ave. Keene, NH 03431	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured First Lien Line of Credit		4,550	—
		Secured Second Lien Term Debt		3,200	—
		Preferred Stock	68.9%	6,899	—
		Common Stock	77.2%	1	—

				14,650	—
Total Control Investments (represents 0.5% of total investments at fair value)				$32,059	$4,244
TOTAL INVESTMENTS				$868,504	$902,808

Significant Portfolio Companies
Set forth below is a brief description of each portfolio company in which we have made an investment whose fair value represented greater than 5% of our total assets as of December 31, 2023. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.
Brunswick Bowling Products, Inc. (“Brunswick”)
Our investments in Brunswick had an aggregate fair value of $68.1 million as of December 31, 2023, and included $6.7 million of preferred stock, at cost, and two secured first lien term loans with an aggregate principal amount outstanding of $24.6 million, which matures on January 23, 2026.
Founded in 1845, Brunswick, headquartered in Muskegon, Michigan, is a leader in the recreation industry and provides industry expertise, products, installation and maintenance for the development and renovation of new and existing bowling centers as well as mixed-use
facilities across the entertainment industry.
Our Adviser has entered into a services agreement with Brunswick, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Brunswick and our Adviser.
Because of the relative size of this investment, we are significantly exposed to the risks associated with Brunswick’s business. Brunswick’s business is dependent on the development and construction of new bowling and bowling-related venues, and a decline in the popularity of these venues would have a negative impact on Brunswick’s financial performance. Additionally, the death, disability or departure by one or more of Brunswick’s senior managers could have a negative impact on its business and operations.
One of the Adviser’s managing directors, Christopher Lee, serves as a director of Brunswick’s board. Brunswick’s principal executive office is located at 525 West Laketon Ave., Muskegon, Michigan 49441.
Dema/Mai Holdings, Inc. (“Dema”)
Our investments in Dema had an aggregate fair value of $64.4 million as of December 31, 2023, and included $21.0 million of preferred stock, at cost, and a secured first lien term loan with an aggregate principal amount outstanding of $38.3 million, which matures on July 1, 2027.
Dema is the largest provider of plumbing construction services to national homebuilders focused on single family houses in the Colorado Front Range. Dema is also a leading provider of mechanical contracting services to multi-family developers in the Denver metropolitan area.
Our Adviser has entered into a services agreement with Dema, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Dema and our Adviser.
Because of the relative size of this investment, we are significantly exposed to the risks associated with Dema’s business. Dema’s business is dependent on continued housing development in Colorado’s Front Range. Additionally, the death, disability or departure by one or more of Dema’s senior managers could have a negative impact on its business and operations.
One of the Adviser’s principals, Daniel Crump, serves as a director of Dema’s board. Dema’s principal executive office is located at 7384 S Alton Way, Centennial, Colorado 80112.

Educators Resource, Inc. (“Educators Resource”)
Our investments in Educators Resource had an aggregate fair value of $50.2 million as of December 31, 2023, and included $8.6 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $20.0 million, which matures on March 31, 2025.
Educators Resource is a leading wholesale distributor of school supplies and K-12 supplemental
teaching materials to market
leading e-retailers and brick-and-mortar stores
nationwide. By supplying more than 20,000 educational SKUs, Educators Resource is a one-stop shop
for school supplies for school districts, teachers, and parents nationwide.
Our Adviser has entered into a services agreement with Educators Resource, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Educators Resource and our Adviser.
Because of the relative size of this investment, we are exposed to the risks associated with Educators Resource’s business. Educators Resource’s business is dependent on ample supply of educational products from its vendors and labor availability for fulfilling orders in the warehouse. Additionally, the death, disability or departure by one or more of Educators Resource’s senior managers could have a negative impact on its business and operations.
One of the Adviser’s managing directors, Erika Highland, serves as a director of Educators Resource’s board. Educators Resource’s principal executive office is located at 2575 Schillinger Rd N, Semmes, Alabama 36575.
Horizon Facilities Services, Inc. (“Horizon”)
Our investments in Horizon had an aggregate fair value of $63.1 million as of December 31, 2023, and included preferred stock with zero cost basis, and a secured first lien term loan with an aggregate principal amount outstanding of $57.7 million, which matures on June 28, 2026.
Horizon is a leading provider of outsourced services to the rental car industry under the Managed Labor Solutions brand. Additionally, Horizon provides commercial janitorial services under the Professional Maintenance Co. brand. Horizon partners with its customers through a transaction-based pricing model which enhances customer cost visibility and operational efficiency.
Our Adviser has entered into a services agreement with Horizon, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Horizon and our Adviser.
Because of the relative size of this investment, we are significantly exposed to the risks associated with Horizon’s business. Horizon’s business is dependent on the continued volume of cars rented, and the car rental industry is exposed to economic cycles as car rental expenditures are highly correlated with economic activity. Horizon has two large customers and the loss of either or both customers would have a significant impact on the company’s financial performance. Additionally, the death, disability, or departure by one or more of Horizon’s senior managers could have a negative impact on its business and operations.
One of the Adviser’s managing directors, Christopher Lee, serves as a director of Horizon’s board. Horizon’s principal executive office is located at 5235 Oakview Drive, Allentown, Pennsylvania 18104.
Nocturne Luxury Villas, Inc. (“Nocturne”)
Our investments in Nocturne had an aggregate fair value of $80.6 million as of December 31, 2023, and included $6.6 million of preferred stock, at cost, a secured first lien revolving line of credit with a principal amount outstanding of $4.0 million, which matures on June 2, 2024, and a secured first lien term loan with a principal amount outstanding of $61.1 million, which matures on June 3, 2026.
Nocturne isa platform built to acquire and manage leading villa rental management companies located throughout North America, with properties in the Caribbean, Telluride, Cabo San Lucas, Santa Barabara, and the 30A corridor of Florida’s Gulf Coast. Across these five markets, Nocturne manages over 1,000 properties.
Our Adviser has entered into a services agreement with Nocturne, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Nocturne and our Adviser.
Because of the relative size of this investment, we are exposed to the risks associated with Nocturne’s business. Nocturne’s business is dependent on continued activity in the domestic luxury travel market, which could be negatively impacted by travel shifting to Europe or a pronounced slowdown in the overall economy. Additionally, the death, disability or departure by one or more of Nocturne’s senior managers could have a negative impact on its business and operations.
One of the Adviser’s managing directors, Erika Highland, serves as a director of Nocturne’s board. Nocturne’s principal executive office is located at 28 Pelham St, Newport, Rhode Island 02840.
Nth Degree Investment Group, LLC (“Nth Degree”)
Our investments in Nth Degree had an aggregate fair value of $61.2 million as of December 31, 2023, and included $6.2 million of common stock, at cost, and a secured second lien term loan with a principal amount outstanding of $25.0 million, which matures on June 28, 2029.
Founded in 1979, Nth Degree is a multifaceted
face-to-face
event marketing and management services organization. Nth Degree operates three divisions. The labor division provides installation and dismantle services for tradeshow exhibits across the country. Nth Degree is the largest exhibitor-appointed provider of this service in the U.S. The events division provides event management services for large corporate events, managing logistics, sales and sponsorship, education services, and all other facets of these events. The Fern Exposition Services division is a leading trade show service provider and general contractor.
Our Adviser has entered into a services agreement with Nth Degree, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Nth Degree and our Adviser.
Because of the relative size of this investment, we are significantly exposed to the risks associated with Nth Degree’s business. The tradeshow industry is exposed to economic cycles as tradeshow expenditures are highly correlated with economic activity. Nth Degree’s events division has two large customers and the loss of either or both customers would have a significant impact on the company’s financial performance, however, these customers do not represent a significant percentage of the company’s overall revenue. Additionally, the death, disability, or departure by one or more of Nth Degree’s senior managers could have a negative impact on its business and operations.
One of the Adviser’s principals, Mitchell Grant, serves as a director of Nth Degree’s board. Nth Degree’s principal executive office is located at 3237 Satellite Boulevard Suite 600, Duluth, Georgia 30096.
Old World Christmas, Inc. (“Old World”)
Our investments in Old World had an aggregate fair value of $75.6 million as of December 31, 2023, and included preferred stock with zero cost basis, and a secured first lien term loan with a principal amount outstanding of $43.0 million, which matures on December 17, 2025.

Old World is a designer, manufacturer, and marketer of premium figural glass Christmas ornaments.
Our Adviser has entered into a services agreement with Old World, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Old World and our Adviser.
Because of the relative size of this investment, we are exposed to the risks associated with Old World’s business. Old World’s business is largely dependent on sales in physical retail stores within the United States, and the continued decline of physical retail could have a negative impact on Old World’s financial performance. Additionally, the death, disability or departure by one or more of Old World’s senior managers could have a negative impact on its business and operations.
One of our Adviser’s managing directors, Erika Highland, serves as a director of Old World’s board. Old World’s principal executive office is located at 4007 East Main Ave., Spokane, Washington 99202.
SFEG Holdings Inc. (“SFEG”)
Our investments in SFEG had an aggregate fair value of $92.3 million as of December 31, 2023, and included $30.7 million of common stock, at cost, and a secured second lien term loan with an aggregate principal amount outstanding of $54.6 million, which matures on October 19, 2028.
SFE Group is an industry leading designer & provider of Specialized Fabrication, Machining & Welding equipment headquartered out of the global energy hub of Houston in the USA, but serving customers globally with a presence in 30+ countries through world class facilities and extended network of distributors and partners. SFE Group owns brands like Mathey Dearman, Climax, H&S Tools, Axxair & Magnatech, who are industry pioneers in the field of portable machine fabrication & welding. Utilized for high precision fabrication of critical industrial & infrastructure assets, SFE Group’s best-in-class
products & unrivaled engineering capabilities, enable mission-critical MRO and manufacturing jobs to be performed safer, faster & more cost effectively.
Our Adviser has entered into a services agreement with SFEG, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by SFEG and our Adviser.
Because of the relative size of this investment, we are significantly exposed to the risks associated with SFEG’s business. SFEG’s business serves the industrial markets, and so is dependent on the level of economic activity, particularly around the energy, construction, and general industrial markets. Additionally, the death, disability or departure by one or more of SFEG’s senior managers could have a negative impact on its business and operations.
One of the Adviser’s managing directors, Christopher Lee, serves as a director of SFEG’s board. SFEG’s principal executive office is located at 4433 South Dr. Houston, Texas 77053.
The E3 Company, LLC (“E3”)
Our investments in E3 had an aggregate fair value of $46.0 million as of December 31, 2023, and included $11.2 million of preferred stock, at cost, a secured first lien revolving line of credit with a principal amount outstanding of $1.0 million, which matures on February 8, 2025, and a secured first lien term loan with a principal amount outstanding of $33.8 million, which matures on September 8, 2028.
E3 is focused on enhancing safety in the oilfield, which they do by designing, manufacturing, and servicing automated pressure management systems used by oil and gas companies in the well completion process. These patented systems increase safety in the oilfield by removing humans from the red zone, which is increasingly important to oil and gas companies.

Our Adviser has entered into a services agreement with E3, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by E3 and our Adviser.
Because of the relative size of this investment, we are significantly exposed to the risks associated with E3’s business. E3 is dependent on the continued development of domestic oil and gas resources, as well as a continued focus by oil and gas companies on improving the safety of operating conditions in the oilfield. Additionally, the death, disability or departure by one or more of E3’s senior managers could have a negative impact on its business and operations.
One of the Adviser’s managing directors, Christopher Lee, serves as a director of E3’s board. E3’s principal executive office is located at 301 Marvin A. Smith Road, Kilgore, Texas 75662.

MANAGEMENT
The information contained under the captions “
Proposal 1 — Election of Directors
,” “
Information Regarding the Board of Directors and Corporate Governance — Director Independence
,” “
Executive Compensation
,” “
Director Compensation
” and “
Certain Transactions
” in our most recent Definitive Proxy Statement with respect to an annual meeting of our stockholders incorporated by reference into Part III of our Annual Report on
Form 10-K
and “
Business
” in Part I. Item 1 of our most recent Annual Report on Form 10-K is incorporated by reference herein.
PORTFOLIO MANAGEMENT
We are externally managed by our Adviser, an affiliate of ours, under an investment advisory agreement between us and the Adviser (the “Advisory Agreement”) and another of our affiliates, the Administrator, provides administrative services to us pursuant to an administrative agreement (the “Administration Agreement”). Each of the Adviser and Administrator is a privately held company that is currently indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. In addition to the fees payable under the Advisory Agreement and the Administration Agreement (as described below), we pay our direct expenses, including directors’ fees, legal and accounting fees and stockholder related expenses. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.
The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.
Management Services Provided to Us by our Adviser
Our Adviser is a Delaware corporation registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.
Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, provided that its services to us are not impaired.

Portfolio Management
Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management
of our portfolio: David Gladstone, Terry Lee Brubaker and David Dullum, whom we refer to collectively as the Portfolio Managers. In addition, our Adviser has an investment committee that evaluates and approves each of our investments. This investment committee is currently comprised of Messrs. Gladstone, Brubaker, and Dullum, along with Mr. John Sateri, who is a managing director of our Adviser; and Ms. Laura Gladstone, who is a managing director of our Adviser. Our investment decisions are made on our behalf by the investment committee of our Adviser upon approval of at least 75% of the investment committee.
Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker. Mr. Brubaker has served as the vice chairman and chief operating officer of the Adviser since 2002 and served as secretary of the Adviser from 2002 to February 2011. Mr. Dullum has served as an executive managing director of the Adviser since 2008. Mr. Sateri has been a managing director of our Adviser since 2007. Ms. Gladstone has been a managing director of our Adviser since 2001. Ms. Gladstone and Mr. Sateri each have over 20 years of experience in investing in middle market companies and continue to hold the role of managing director with the Company and the Adviser. For more complete biographical information on Messrs. Gladstone, Brubaker and Dullum, see “Proposal 1 — Election of Directors” in our most recent Definitive Proxy Statement for our Annual Meeting of Stockholders which is incorporated by reference herein.
As discussed above, the Portfolio Managers are all officers or directors, or both, of our Adviser, and Messrs. Gladstone and Brubaker are managers of the Administrator. Mr. Gladstone is also the sole stockholder of the parent company of the Adviser and the Administrator. Although we believe that the terms of the Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator and their officers and directors have a material interest in the terms of these agreement.
Our Adviser and Administrator provide investment advisory and administration services, respectively, to the other Affiliated Public Funds. As such, certain of our Portfolio Managers also are primarily responsible for the day-to-day management
of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker and Robert Marcotte (the president of Gladstone Capital and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of
the portfolio of Gladstone Capital, another publicly-traded BDC; Messrs. Gladstone, Brubaker and Arthur Cooper (the president of Gladstone Commercial and an executive managing director of the Adviser) are primarily responsible for the day-to-day management
of Gladstone Commercial, a publicly-traded real estate investment trust; and Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management
of Gladstone Land, a publicly traded real estate investment trust. As of December 31, 2023, the Adviser had an aggregate of approximately $4.2 billion in total assets under management in the Company and the Affiliated Public Funds, all of which is subject to performance-based advisory fees and for which Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management.
Conflicts of Interest
As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, the Administrator and the Affiliated Public Funds. In addition, Mr. Brubaker, our chief operating officer, is vice chairman and chief operating officer of the Adviser, the

Administrator and the Affiliated Public Funds. Mr. Dullum, our president, is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.
In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of December 31, 2023, our Board of Directors has approved the following types of transactions:

•
Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•
We may invest simultaneously with our affiliate Gladstone Capital in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•
Pursuant to
the Co-Investment Order,
under certain circumstances, we
may co-invest with
Gladstone Capital and any future BDC
or closed-end management
investment company that is advised by the Adviser
(or sub-advised by
the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.
In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “
Business — Ongoing Management of Investments and Portfolio Company Relationships — Managerial Assistance and Services”
in Part I, Item 1 of our most recent Annual Report on Form
10-K.
Portfolio Manager Compensation
The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each Portfolio Manager’s base salary is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the post-tax
performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and incentive fees earned in managing its investment funds, including Gladstone Investment. Pursuant to the Advisory Agreement, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended March 31, 2023, 2022 and 2021, we incurred net fees of approximately $20.2 million, $21.0 million and $17.9 million, respectively, to our Adviser under the Advisory Agreement. See “
Business — Transactions with Related Parties – Investment Advisory and Management Agreement
” in Part I, Item 1 of our most recent Annual Report on Form
10-K
for a full discussion of how such fees are computed and paid. A discussion regarding the basis for the Board of Directors approving the Advisory Agreement is available in our Annual Report on Form
10-K
for the fiscal year ended March 31, 2023.
Portfolio Manager Beneficial Ownership
The following table sets forth, as of December 31, 2023, the dollar range of equity securities that are beneficially owned by each of our Portfolio Managers.

Name	Dollar Range of Equity Securities of the Company Owned by Directors(1)(2)
David Gladstone	Over $1,000,000
Terry Lee Brubaker	Over $1,000,000
David A.R. Dullum	Over $1,000,000

(1)	Ownership is calculated in accordance with Rule 16-1(a)(2) of the Exchange Act.
(2)
The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of December 31, 2023, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The information contained under the captions “
Security Ownership of Certain Beneficial Owners and Management
” in our most recent Definitive Proxy Statement with respect to an annual meeting of our stockholders incorporated by reference into Part III of our Annual Report on Form
10-K
is incorporated by reference herein.

DIVIDEND REINVESTMENT PLAN
Our transfer agency and services agreement with our transfer agent, Computershare, Inc. (“Computershare”), authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.
Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at
www.computershare.com/investor
. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.
If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our distribution disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.
The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on Nasdaq or elsewhere for the participants’ accounts. The price of the shares will be the weighted average price of all shares purchased by the plan agent on such trade date or dates.
Stockholders can obtain additional information about, and participants in the dividend reinvestment plan may withdraw from, the dividend reinvestment plan at any time by contacting Computershare online at
www.computershare.com/investor
, via telephone at (781)
575-2000
or by mailing a request to 150 Royall Street, Canton, Massachusetts 02021 or by selling or transferring all applicable shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the shares on behalf of the withdrawing participant. If such dividends are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.
The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated
form in the name of such participant; however participants may request that such shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those shares purchased through the plan agent, as well as shares held pursuant to the dividend reinvestment plan.
We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee of $15.00 for each batch order sale and $25.00 for each market order, day limit order and good-til-canceled
limit order sale, plus brokerage commissions of $0.10 per share, from the proceeds. The participants in the dividend reinvestment plan will also bear a transaction fee of up to $5.00, plus per share brokerage commissions of $0.10, incurred with respect to open market purchases.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “
Material U.S. Federal Income Tax Considerations.
”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
This is a general summary of certain material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to the ownership and disposition of our common stock. This discussion applies only to beneficial owners that acquired our shares in an initial offering.
This summary does not purport to be a complete description of all the income tax considerations applicable to an investment in our common stock. In particular, we have not described certain considerations that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt
organizations, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market
method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts, RICs, banks and other financial institutions, stockholders that are treated as partnerships for U.S. federal income tax purposes, U.S. persons whose functional currency is not the U.S. dollar,
non-U.S.
stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies” and persons that will hold our common stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder. If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of that preferred stock will be described in the relevant prospectus supplement. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and do not expect to seek, any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein.
This summary does not discuss any aspect of state, local or foreign tax laws, or the U.S. estate or gift tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt
securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
For purposes of this discussion, a
“non-U.S.
stockholder” is a beneficial owner of our common stock that is not a U.S. stockholder.
An investment in shares is complex, and certain aspects of the U.S. tax treatment of such investment are not certain.
Tax matters are complicated, and the tax consequences of an investment in our common stock will depend on the facts of a stockholder’s particular situation. Holders of our common stock are strongly encouraged to consult their tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of our common stock, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.
RIC Status
The information contained under the subheadings “
RIC Status
”, “
Failure to Qualify as a RIC
” and “
Qualification as a RIC
” under the caption “
Material U.S. Federal Income Tax Considerations
” in Part I. Item 1 of our most recent Annual Report on Form
10-K
is incorporated by reference herein.
Our Investments — General
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We intend to monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurances can be given that we will be eligible for any of those tax elections or that any elections we make will fully mitigate the effects of these provisions.
Gain or loss recognized by us from securities and other financial assets acquired by us, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options, generally will be treated as capital gain or loss. The gain or loss generally will be long-term or short-term depending on how long we held a particular security or other financial asset. However, gain on the lapse of an option issued by us will be treated as short-term capital gain.
A portfolio company in which we invest may face financial difficulties that require us to work-out,
modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash
income. Any such transaction could also result in us receiving assets that give rise to non-qualifying
income for purposes of the 90% Gross Income Test.
Our investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by us.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute that income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if that income is not distributed by the QEF. Any required inclusions from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test. Alternatively, we may be able to elect to mark-to-market
at

the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of those shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and that income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “
— Taxation as a Regulated Investment Company
” above.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time we actually collect that income or pay that expense or liability are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency, and other financial transactions denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Taxation of U.S. Stockholders
The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you. U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value (“NAV”), in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Distributions
For any period during which we qualify as a RIC for U.S. federal income tax purposes, distributions to our stockholders attributable to our Investment Company Taxable Income generally will be taxable as ordinary income to our stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to distributions to our preferred stockholders, if any, and then to distributions to our common stockholders based on priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of stock and thereafter as capital gain. Distributions of our long-term capital gains, reported by us as such, will be taxable to our stockholders as long-term capital gains regardless of the stockholder’s holding period of the stock and whether the distributions are paid in cash or invested in additional stock. Corporate U.S. stockholders generally are eligible for the 50% dividends received deduction with respect to ordinary income dividends received from us, but only to the extent such amount is attributable to dividends received by us from taxable domestic corporations.
A RIC that has two or more classes of stock generally is required to allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains, qualified dividend income and dividends qualifying for the dividends-received deduction) based upon the percentage of total distributions paid to each class for the tax year. Accordingly, for any tax year in which we have common shares and preferred shares, we intend to allocate capital gain distributions, distributions of qualified dividend income, and distributions qualifying for the dividends-received deduction, if any, between our common shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.

Any distribution declared by us in October, November or December of any calendar year, payable to our stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by our stockholders on December 31 of the previous year. In addition, we may elect (in accordance with Section 855(a) of the Code) to relate a distribution back to the prior taxable year if we (1) declare such distribution prior to the later of the extended due date for filing our return for that taxable year or the 15th day of the ninth month following the close of the taxable year, (2) make the election in that return, and (3) distribute the amount in the
12-month
period following the close of the taxable year but not later than the first regular distribution payment of the same type following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a distribution in the taxable year in which the distribution is made, subject to the October, November, December rule described above.
If a common stockholder participates in our “opt in” dividend reinvestment plan, then the common stockholder will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any distributions reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the common stockholder had received the distribution in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value, in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional common shares will have a new holding period commencing on the day following the day on which the shares are credited to the common stockholder’s account. The plan agent purchases shares in the open market in connection with the obligations under the plan.
We expect to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to our dividend reinvestment plan, we may choose to pay a majority of a required dividend in stock rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each shareholder in cash or common stock (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If shareholders in the aggregate elect to receive an amount of cash greater than our cash cap, then each shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in our stock. The value of the portion of the distribution made in common stock will be equal to the amount of cash for which the common stock is substituted, and U.S. stockholders will be subject to tax on those amount as though they had received cash.
We may elect to retain our net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, we may report the retained amount as undistributed capital gains to our U.S. stockholders, who will be treated as if each U.S. stockholder received a distribution of its pro rata share of this gain, with the result that each U.S. stockholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by us on the gain and (iii) increase the tax basis for its shares of common stock by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
If a U.S. stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder will be subject to tax on the distribution even though it economically represents a return of investment.
Sale of Our Shares
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of the shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Under the tax laws in effect as of the date of this filing, individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income. Capital losses are subject to limitations on use for both corporate and non-corporate
stockholders. Certain U.S. stockholders who are individuals, estates or trusts generally are also subject to a 3.8% Medicare tax on, among other things, dividends on and capital gain from the sale or other disposition of shares of our stock.
We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in the U.S. stockholder’s taxable income for the applicable year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).
Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions by us out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations, qualified real estate investment trust dividends earned by us may qualify for the deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and
non-U.S.
taxes depending on a U.S. stockholder’s particular situation.
Tax Shelter Reporting Regulations
If a U.S. stockholder recognizes a loss with respect to our common stock in excess of $2 million or more for a non-corporate
U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year, the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have similar reporting requirements. Shareholders are urged to consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.
Taxation of
non-U.S.
stockholders
The following discussion applies only to persons that are
non-U.S.
stockholders. If you are not a
non-U.S.
stockholder, this section does not apply to you. Whether an investment in shares of our common stock is appropriate for a
non-U.S.
stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a
non-U.S.
stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a
non-U.S.
stockholder.
Non-U.S.
stockholders are urged to consult their tax advisors before investing in our common stock.

Distributions
Distributions by us to
non-U.S.
stockholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current or accumulated earnings and profits unless an exception applies.
If a
non-U.S.
stockholder receives distributions and those distributions are effectively connected with a U.S. trade or business of the
non-U.S.
stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of that
non-U.S.
stockholder, those distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the
non-U.S.
stockholder complies with applicable certification and disclosure requirements.
Actual or deemed distributions of our net capital gain to a
non-U.S.
stockholder, and gains recognized by a
non-U.S.
stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the
non-U.S.
stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the
non-U.S.
stockholder in the United States (as discussed above) or (b) the
non-U.S.
stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate
non-U.S.
stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty).
Non-U.S.
stockholders of our common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.
In general, no U.S. source withholding taxes will be imposed on dividends paid by us to
non-U.S.
stockholders to the extent the dividends are designated as “interest related dividends” or “short term capital gain dividends.” Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a
non-U.S.
stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest related dividends or short term capital gain dividends.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a
non-U.S.
stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the
non-U.S.
stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the
non-U.S.
stockholder must obtain a U.S. taxpayer identification number (“TIN”) (if one has not been previously obtained) and file a U.S. federal income tax return even if the
non-U.S.
stockholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.
Non-U.S.
stockholders who have elected to participate in our
“opt-in”
dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to
non-U.S.
stockholders to the same extent as if those dividends were received in cash. In addition, we have the ability to declare a large portion of a dividend in shares of our common stock, even if a
non-U.S.
stockholder has not elected to participate in our dividend reinvestment plan, in which case, as long as a portion of the dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our
non-U.S.
stockholders will be taxed on 100% of the fair market value of the dividend paid entirely or partially in our common stock on the date the dividend is received in the same manner (and to the extent that
non-U.S.
stockholder is subject to U.S. federal income taxation) as a cash dividend (including the application of withholding tax rules described above), even if most or all of the dividend is paid in common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a
non-U.S.
stockholder.
Backup Withholding and Other Required Withholding
We may be required to withhold U.S. federal income tax (i.e. backup withholding) from all taxable distributions to any non-corporate
U.S. stockholder (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Internal Revenue Service (“IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require that we ob tai
n information sufficient to identify the status of each shareholder under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, we may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends we pay. If a payment is subject to FATCA withholding, we are required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends). In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a
non-U.S.
stockholder and the status of the intermediaries through which they hold their shares,
non-U.S.
stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a
non-U.S.
stockholder might be eligible for refunds or credits of such taxes.
All stockholders are urged to consult their tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and
non-U.S.
tax consequences, of an investment in our common stock. We will not pay any additional amounts in respect to any amounts withheld.

DESCRIPTION OF OUR SECURITIES
Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.
The following are our outstanding classes, and series thereof, of Securities as of February 23, 2024.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000 shares	—	36,688,667 shares
5.00% Notes due 2026	$127,937,500	—	$127,937,500
4.875% Notes due 2028	$134,550,000	—	$134,550,000
8.00% Notes due 2028	$74,750,000		$74,750,000
The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and are duly authorized, validly issued, fully paid and nonassessable. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.
Distributions may be paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.
Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. Except as otherwise provided by statute, by the rules of Nasdaq or other applicable stock exchange, by our certificate of incorporation or by our bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present or represented by proxy at a meeting of our stockholders and entitled to vote will be the act of the stockholders. Except as otherwise provided by statute, by our certificate of incorporation or by our bylaws, directors shall be elected by a plurality of the votes of the shares present or represented by proxy at a meeting of our stockholders and entitled to vote on the election of directors. Our common stock is listed on Nasdaq under the ticker symbol “GAIN.”
Preferred Stock
Our certificate of incorporation gives the board of directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.
Subscription Rights
General
We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered Securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.
Warrants
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which such principal amount may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive distributions or dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required majority” of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required majority” of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.
Debt Securities
Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.
The description of our debt securities included in Exhibit 4.5 of our most recent Annual Report on
Form 10-K
or included in any subsequent Quarterly Report on Form
10-Q
is incorporated by reference herein.

CERTAIN PROVISIONS OF DELAWARE LAW AND OUR
CERTIFICATE OF INCORPORATION AND BYLAWS
The following description of certain provisions of Delaware law and of our amended and restated certificate of incorporation (our “certificate of incorporation”) and our amended and restated bylaws, as amended (our “bylaws”), is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.
Classified Board of Directors
Pursuant to our certificate of incorporation, our Board of Directors is divided into three classes of directors. Each class consists, as nearly as possible, of one-third
of the total number of directors, and each class has a three-year term. The holders of outstanding shares of common stock elect our directors. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualified. Holders of shares of our stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a plurality of the shares of our common stock are able to elect all of the successors to the class of directors whose term expires at such meeting.
Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.
Removal of Directors
Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds
of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.
Business Combinations
Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•
Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•
On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation
Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.
Term and Termination
Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.
Advance Notice of Director Nominations and New Business
Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•
by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•
provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Preferred Stock
Our certificate of incorporation gives our Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.
Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws
The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors and the Board of Directors’ ability to issue preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.
Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.
In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.
The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•
dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES
Shares of
closed-end
investment companies, including BDCs, frequently trade at discounts to NAV. We cannot predict whether our shares will trade above, at or below NAV. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors may authorize our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to NAV. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.
In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors may consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors could consider any relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current NAV per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PROXY VOTING POLICIES AND PROCEDURES
We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.
The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule
206(4)-6
under, the Advisers Act.
Proxy Policies
The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case
basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold.
Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.
Proxy Voting Records
You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:
Michael LiCalsi, General Counsel and Secretary
c/o Gladstone Investment Corporation
1521 Westbranch Drive
Suite 100
McLean, VA 22102

PLAN OF DISTRIBUTION
We may offer the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of Securities will be named in the applicable prospectus supplement. Any prospectus supplement or supplements will also describe the terms of the offering of Securities, including: the amount and purchase price of Securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional Securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed
or paid to dealers; and any securities exchange or market on which the Securities may be listed.
The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which Securities may be distributed may represent a discount from prevailing market prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our outstanding voting securities (as defined in the 1940 Act), or (iii) under such other circumstances as the SEC may permit.
In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of Securities. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the Securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the Securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the Securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the Securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell the Securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the Securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of Securities will be a new issue with no trading market, other than our common stock, which is traded on Nasdaq. We may elect to list any other class or series of Securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any Securities.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
Any of our common stock sold pursuant to a prospectus supplement will be listed on Nasdaq, or another exchange on which our common stock is traded.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for ensuring the execution of transactions involving publicly traded securities and the review of brokerage commissions in respect thereof, if any. In the event that our Adviser ensures the execution of such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the broker dealer and the broker dealer’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker dealer based partly upon brokerage or market research services provided to us, our Adviser and any of its other clients, if any. In return for such services, we may pay a higher commission than other broker dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.
We have not paid any brokerage commissions during the three most recent fiscal years to any affiliated person of us or our Adviser.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
The securities we hold in our portfolio companies are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 935, Pittsburgh, Pennsylvania 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility. The address of the collateral custodian is 2322 French Settlement Road, Suite 100, Dallas, Texas 75212. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 150 Royall Street, Canton, Massachusetts 02021, telephone number
(781) 575-2000.
Computershare also maintains an internet website at
www.computershare.com
and one specifically for shareholders at
www.computershare.com/investor.
LEGAL MATTERS
The legality of Securities offered hereby will be passed upon for us by Kirkland & Ellis LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.
EXPERTS
The financial statements incorporated in this Prospectus by reference to the Annual Report on Form
10-K
for the year ended March 31, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 655 New York Avenue NW, Washington, DC 20001.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on
Form N-2
under the Securities Act with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.
We are a public company and file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the SEC’s website at
www.sec.gov
. We also make available free of charge through our website our Annual Reports on
Form 10-K,
Quarterly Reports on
Form 10-Q,
Current Reports on
Form 8-K
and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as well as our definitive proxy statement and Section 16 reports on Forms 3, 4 and 5. Our website address is www.gladstoneinvestment.com. However, the information located on, or accessible from, our website is not, and shall not be deemed to be, except as described below, a part of this prospectus or any accompanying prospectus supplement or incorporated into any other filings that we make with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. The SEC allows us to “incorporate by reference” the information that we file with it which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We previously filed the following documents with the SEC, and such filings are incorporated by reference into this prospectus.

•
Our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, filed with the SEC on May 10, 2023 (including portions of our Definitive Proxy Statement for the 2023 Annual Meeting of Stockholders incorporated therein by reference);

•
Our Quarterly Reports on
Form 10-Q
for the quarters ended June 30, 2023, September 30, 2023, and December 31, 2023, filed with the SEC on August 2, 2023, November 1, 2023 and February 6, 2024, respectively;

•	Our Current Reports on Form 8-K, filed with the SEC on April 14, 2023, May 24, 2023, May 31, 2023, August 3, 2023, August 8, 2023, October 31, 2023, January 5, 2024 and February 6, 2024; and

•
The description of our common stock contained in our Amendment No. 1 to our Registration Statement on Form 8-A (File
No. 814-00704),
filed with the SEC on June 21, 2005, including any amendment or report filed for the purpose of updating such description.

We also incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the filing of this prospectus until all of the securities offered by this prospectus have been sold or we otherwise terminate the offering of these securities, including all filings made after the date of the initial filing of the registration statement of which this prospectus is a part and prior to the effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of
Form 8-K
or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we subsequently file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.
These filings may also be accessed on the investors section of our website at
www.gladstoneinvestment.com
. Information contained on our website is not incorporated by reference into this prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:
Investor Relations
Gladstone Investment Corporation
1521 Westbranch Drive, Suite 100
McLean, Virginia 22102
(703) 287-5893
investment@gladstonecompanies.com

Part C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits
1. Financial Statements
The following statements of Gladstone Investment Corporation are incorporated by reference in Part A of this Registration Statement:
Management’s Annual Report on Internal Controls Over Financial Reporting
Report of Independent Registered Public Accounting Firm (PCAOB ID 238)
Consolidated Statements of Assets and Liabilities as of March 31, 2023 and 2022
Consolidated Statements of Operations for the years ended March 31, 2023, 2022 and 2021
Consolidated Statements of Changes in Net Assets for the years ended March 31, 2023, 2022 and 2021
Consolidated Statements of Cash Flows for the years ended March 31, 2023, 2022 and 2021
Consolidated Schedules of Investments as of March 31, 2023 and 2022
Notes to Consolidated Financial Statements
Consolidated Statements of Assets and Liabilities as of December 31, 2023 and March 31, 2023
Consolidated Statements of Operations for the three and nine months ended December 31, 2023 and 2022
Consolidated Statements of Changes in Net Assets for the three and nine months ended December 31, 2023 and 2022
Consolidated Statements of Cash Flows for the nine months ended December 31, 2023 and 2022
Consolidated Schedules of Investments as of December 31, 2023 and March 31, 2023
Notes to Consolidated Financial Statements

2. Exhibits

Exhibit Number	Description

2.a	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.

2.b	Second Amended and Restated Bylaws, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 814-00704), filed May 15, 2020.

2.c	Not applicable.

2.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.d.2	Indenture, dated as of May 22, 2020, between Gladstone Investment Corporation and UMB Bank, National Association, as trustee incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 814-00704), filed May 22, 2020.

2.d.3	Second Supplemental Indenture between Gladstone Investment Corporation and UMB Bank, National Association, dated as of March 2, 2021, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 814-00704), filed March 2, 2021.

2.d.4	Third Supplemental Indenture between Gladstone Investment Corporation and UMB Bank, National Association, dated as of August 18, 2021, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 814-00704), filed August 18, 2021.

2.d.5	Fourth Supplemental Indenture between Gladstone Investment Corporation and UMB Bank, National Association, dated as of May 31, 2023, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 814-00704), filed May 31, 2023.

2.d.6	Form of Global Note with respect to the 5.00% Notes due 2026, incorporated by reference to Exhibit 2.d.3 hereto.

2.d.7	Form of Global Note with respect to the 4.875% Notes due 2028, incorporated by reference to Exhibit 2.d.4 hereto.

2.d.8	Form of Global Note with respect to the 8.00% Notes due 2028, incorporated by reference to Exhibit 2.d.5 hereto.

2.d.9	Form of Common Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.10	Form of Preferred Stock Subscription Form and Subscription Certificate, incorporated by reference to Exhibit 2.d.6 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.11	Form of Common Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.7 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.12	Form of Preferred Stock Warrant Agreement and Warrant Certificate, incorporated by reference to Exhibit 2.d.8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-181879), filed July 17, 2012.

2.d.13*	Form T-1 Statement of Eligibility of UMB Bank, National Association, as Trustee

2.f	Not applicable.

2.g	Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, dated June 22, 2005, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K (File No. 814-00704), filed June 14, 2006.

2.h.**	Form of Underwriting Agreement.

2.i	Not ap pl icable.

2.j.1	Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.

2.j.2	Custodial Agreement by and among Gladstone Business Investment, LLC, the Registrant, Gladstone Management Corporation, The Bank of New York Trust Company, N.A. and Deutsche Bank AG, New York Branch, dated October 19, 2006, incorporated by reference to Exhibit 2.j.2 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.j.3	Amendment No. 1 to Custodial Agreement by and among Gladstone Business Investment, LLC, the Registrant, Gladstone Management Corporation, The Bank of New York Trust Company, N.A. and Deutsche Bank AG, New York Branch, dated April 14, 2009, incorporated by reference to Exhibit 2.j.3 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-181879), filed June 7, 2013.

2.k.1	Administration Agreement between the Registrant and Gladstone Administration, LLC, dated June 22, 2005, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K (File No. 814-00704), filed June 14, 2006 (renewed July 11, 2017).

2.k.2	Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.

2.k.3	Fifth Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, the Financial Institutions as party thereto, and Key Equipment Finance, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed May 2, 2013.

2.k.4	Joinder Agreement, dated as of June 12, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and Everbank Commercial Finance, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed June 17, 2013.

2.k.5	Joinder Agreement, dated as of June 12, 2013, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance Inc. and AloStar Bank of Commerce, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 814-00704), filed June 17, 2013.

2.k.6	Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of June 26, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, the Financial Institutions as party thereto, and Key Equipment Finance, a division of KeyBank National Association, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed June 30, 2014.

2.k.7	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and East West Bank, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.8	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Manufacturers and Traders Trust, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.9	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Customers Bank, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.10	Joinder Agreement, dated as of September 19, 2014, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Key Equipment Finance, a division of KeyBank National Association, and Talmer Bank and Trust, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K (File No. 814-00704), filed September 22, 2014.

2.k.11	Amendment No. 2 to Fifth Amended and Restated Credit Agreement, dated November 16, 2016, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Keybank National Association, AloStar Bank of Commerce, Manufacturers and Traders Trust, East West Bank, Chemical Bank (as successor in interest to Talmer Bank and Trust) and Customers Bank, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 811-23191), filed November 17, 2016.

2.k.12	Amendment No. 3 to Fifth Amended and Restated Credit Agreement, dated January 20, 2017, by and among Gladstone Business Investment, LLC, Gladstone Management Corporation, Keybank National Association, AloStar Bank of Commerce, Manufacturers and Traders Trust, East West Bank, Chemical Bank (as successor in interest to Talmer Bank and Trust) and Customers Bank, incorporated by reference to Exhibit 2.k.12 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-204996), filed May 11, 2017.

2.k.13	Amendment No. 4 to Fifth Amended and Restated Credit Agreement, dated as of August 22, 2018 by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, Keybank National Association, as administrative agent, swingline lender, managing agent and lead arranger and certain other lenders party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed August 23, 2018.

2.k.14	Amendment No. 6 to Fifth Amended and Restated Credit Agreement, dated as of March 8, 2021 by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, KeyBank National Association, as administrative agent, swingline lender, managing agent and lead arranger and certain other lenders party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed March 8, 2021.

2.k.15	Amendment No. 7 to Fifth Amended and Restated Credit Agreement, dated as of April 10, 2023 by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, KeyBank National Association, as administrative agent, swingline lender, managing agent and lead arranger and certain other lenders party thereto, incorporated by reference to Exhibit 10.20 to the Annual Report on Form 10-K (File No. 814-00704), filed May 10, 2023.

2.k.16	Amendment No. 8 to Fifth Amended and Restated Credit Agreement, dated as of October 30, 2023 by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, KeyBank National Association, as administrative agent, swingline lender, managing agent and lead arranger and certain other lenders party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed October 31, 2023.

2.k.17	Amendment No. 9 to Fifth Amended and Restated Credit Agreement, dated as of February 5, 2024 by and among Gladstone Business Investment, LLC, as Borrower, Gladstone Management Corporation, as Servicer, KeyBank National Association, as administrative agent, swingline lender, managing agent and joint lead arranger and certain other lenders party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00704), filed February 5, 2024.

2.l*	Opinion of Kirkland & Ellis LLP

2.m	Not applicable.

2.n.1	Consent of Kirkland & Ellis LLP (included in Exhibit 2.l).

2.n.2*	Consent of PricewaterhouseCoopers LLP.

2.o	Not applicable.

2.p	Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.

2.q	Not applicable.

2.r*	Code of Ethics and Business Conduct.

2.s.1	Power of Attorney (included in the signature page hereto).

2.s.2*	Filing Fee Table

*	Filed herewith
**	To be filed by post-effective amendment.

Item 26.	Marketing Arrangements
The information contained under the heading “
Plan of Distribution
” in the prospectus is incorporated herein by reference, and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to such offering.

Item 27.	Other Expenses of Issuance and Distribution

Commission registration fee	$66,420
FINRA fee	—
Accounting fees and expenses	50,000	*
Legal fees and expenses	130,000	*
Printing and engraving	50,000	*
Miscellaneous fees and expenses	15,000	*

Total	$311,420	*

*	These amounts are estimates.

All	of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control
The following list sets forth each of the companies considered to be “controlled” by the Registrant as defined by the Investment Company Act of 1940, as of December 31, 2023:

•	Gladstone Business Investment, LLC, a Delaware limited liability company, controlled by the Registrant, through 100% of the voting securities. (1)

(1)	Subsidiary is included in the Registrant’s consolidated financial statements.

We may also be deemed to be under “common control” with the following entities: Gladstone Capital Corporation, a Maryland corporation; Gladstone Commercial Corporation, a Maryland corporation; and Gladstone Land Corporation, a Maryland corporation; by virtue of the fact that they are advised by our Adviser, Gladstone Management Corporation, as well as Gladstone Lending Corporation, a Maryland corporation, and Gladstone Participation Fund, LLC, a Delaware limited liability company, because 100% of the voting securities of each are owned by our Adviser.

Item 29.	Number of Holders of Securities
The following table sets forth the approximate number of record holders of each class of our securities as of February 23, 2024.

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	20
5.00% Notes due 2026	1
4.875% Notes due 2028	1
8.00% Notes due 2028	1

Item 30.	Indemnification
The information contained under the heading “Certain Provisions of Delaware Law and Our Certificate of Incorporation and Bylaws — Limitation on Liability of Directors and Officers; Indemnification and Advance or Expenses” in the prospectus is incorporated herein by reference.
Subject to the Investment Company Act of 1940, as amended (the “1940 Act”), or any valid rule, regulation or order of the Securities and Exchange Commission (the “SEC”) thereunder, our amended and restated certificate of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party
directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws permit us to indemnify our other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, whether such employees or agents are serving us or, at our request, any other entity.
In addition, the Advisory Agreement between us and our Adviser, as well as the administration agreement between us and our Administrator, each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as our investment adviser, or the rendering of our Administrator’s services under the administration agreement, or otherwise as an administrator for us, as applicable.

Any underwriting agreement, entered into from time to time by the Registrant, may require the Registrant to indemnify the underwriters named therein and their directors, officers, employees or agents against any actions, claims, damages or other liabilities that may arise in connection with the certain offering of securities pursuant thereto, including liabilities under the Securities Act.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “
Management
.” Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File
No. 801-61440),
and is incorporated herein by reference.

Item 32.	Location of Accounts and Records
All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;

(2)	the Transfer Agent, Computershare, 150 Royall Street, Canton, Massachusetts 02021;

(3)	the Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102;

(4)	the Custodian, The Bank of New York Mellon Corp., 500 Ross Street, Suite 935, Pittsburgh, Pennsylvania 15262; and

(5)	the Collateral Custodian, The Bank of New York Mellon Corp., 2322 French Settlement Road, Suite 100, Dallas, Texas 75212.

Item 33.	Management Services

Not	applicable.

Item 34.	Undertakings
The Registrant hereby undertakes:

1.	Not applicable.

2.	Not applicable.

3.
(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1), (a)(2), and (a)(3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	That, for the purpose of determining liability under the Securities Act to any purchaser;

(i)	if the Registrant is relying on Rule 430B:
(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3), or other applicable rule under the Securities Act, shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)
if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) or Rule 497(b), (c), (d) or (e) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other loan prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)
That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act, as applicable;

(ii)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.
The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form
N-2
to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and the Commonwealth of Virginia, on the 28
th
day of February, 2024.

GLADSTONE INVESTMENT CORPORATION

By:	/s/ DAVID GLADSTONE
David Gladstone
Chairman of the Board and Chief Executive Officer
KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone, Rachael Easton and Michael LiCalsi and each of them, his or her true and lawful attorneys-in-fact
and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact
and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact
and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form
N-2
has been signed below by the following persons in the capacities and on the date indicated:

	Signature	Date

By:	/s/ DAVID GLADSTONE David Gladstone	February 28, 2024
Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)

By:	/s/ RACHAEL EASTON Rachael Easton Chief Financial Officer and Treasurer (principal financial and accounting officer)	February 28, 2024

By:	/s/ ANTHONY W. PARKER Anthony W. Parker Director	February 28, 2024

By:	/s/ MICHELA A. ENGLISH Michela A. English Director	February 28, 2024

By:	/s/ PAUL W. ADELGREN Paul W. Adelgren Director	February 28, 2024

By:	/s/ JOHN H. OUTLAND John H. Outland Director	February 28, 2024

By:	/s/ PAULA NOVARA Paula Novara Director	February 28, 2024

By:	/s/ WALTER H. WILKINSON, JR. Walter H. Wilkinson, Jr. Director	February 28, 2024